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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 March 14, 2003
                Date of Report (Date of earliest event reported)


                             NORMARK VENTURES CORP.
             (Exact name of registrant as specified in its charter)



         NEVADA                    333-73822         98-0233347
         ------                    ---------         ----------
(State or other jurisdiction      (Commission       (IRS Employer
 of incorporation)                 File Number)      Identification No.)



    4947 Wycliffe Road
Vancouver, British Columbia, Canada                 V6T 1E9
-----------------------------------                 -------
(Address of principal executive offices)            (Zip Code)



                                  519-371-9302
                                  ------------
               Registrant's telephone number, including area code


                             2930 West 20th Avenue
                         Vancouver, BC, Canada  V6L 1H6
                         ------------------------------
        (Former name or former address, if changed since last report)

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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Davidson & Company (the "Former Accountant") has been dismissed as principal independent accountant of Normark Ventures Corp. (the "Company") on March 14, 2003. The Company has engaged Dohan & Company as its principal independent accountant effective March 14, 2003. The decision to change principal independent accountants has been approved by the Company's board of directors.

The Former Accountant's report dated July 3, 2002 on the Company's balance sheets as at April 30, 2002 and 2001 and the related statements of operations, stockholders' equity (deficiency) and cash flows for the year ended April 30, 2002, the period from incorporation on July 27, 2000 to April 30, 2001 and the period from incorporation on July 27, 2000 to April 30, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in the following paragraph.

The Former Accountant's auditors' report dated July 3, 2002 on the Company's balance sheets as at April 30, 2002 and 2001 and the related statements of operations, stockholders' equity (deficiency) and cash flows for the year ended April 30, 2002, the period from incorporation on July 27, 2000 to April 30, 2001 and the period from incorporation on July 27, 2000 to April 30, 2002, contained a separate paragraph stating that "the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no established source of revenue. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In connection with the audits of the year ended April 30, 2002, the period from incorporation on July 27, 2000 to April 30, 2001 and the period from incorporation on July 27, 2000 to April 30, 2002 and the subsequent interim period through March 14, 2003, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such period.

In connection with the audits of the year ended April 30, 2002, the period from incorporation on July 27, 2000 to April 30, 2001 and the period from incorporation on July 27, 2000 to April 30, 2002 and the subsequent interim period through to March 14, 2003, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs
(a)(1)(iv)(B)(1)  through  (3)  of  Item  304  of  Regulation  S-B.

The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from the Former Accountant and a copy of the letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.



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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired.

None.

(b)     Pro forma Financial Information.

None.

(c)     Exhibits.

Exhibit                              Description
-------   --------------------------------------------------------

 16.1     Letter  of  Former  Auditor  dated  March  17,  2003



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORMARK VENTURES CORP.

Date:  March 17, 2003
                                         By: /s/ G.W. Norman Wareham
                                             -----------------------------------
                                             G.W. Norman Wareham
                                             President and Chief Executive
                                             Officer